Exhibit 10.1

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                            BANK ONE ISSUANCE TRUST

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 1, 2004 (this "Agreement"), by CHASE MANAHATTAN BANK USA, NATIONAL ASSOCIATION, a national banking association (the "Successor"), in favor of and for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and Collateral Agent of the Bank One Issuance Trust, a Delaware statutory trust, as Issuer (the "Issuer").


                             PRELIMINARY STATEMENTS
                             ----------------------

                  WHEREAS, Bank One, Delaware, National Association, a national banking association (the "Bank"), the Issuer and the Indenture Trustee are parties to the Transfer and Servicing Agreement, dated as of May 1, 2002 (as amended, the "Transfer and Servicing Agreement");

                  WHEREAS, in connection with the merger of the Bank and the Successor on the date hereof, the Successor will be the surviving entity;

                  WHEREAS, Section 6.02 of the Transfer and Servicing Agreement permits the Bank to merge with and into another Person if, among other conditions, such Person expressly assumes the performance of every covenant and obligation of the Transferor under the Transfer and Servicing Agreement;

                  WHEREAS, the Successor desires to assume the performance of every covenant and obligation of the Transferor under the Transfer and Servicing Agreement;

                  WHEREAS, Section 7.02 of the Transfer and Servicing Agreement permits the Bank to merge with and into another Person if, among other conditions, such Person is an Eligible Servicer and expressly assumes the performance of every covenant and obligation of the Servicer under the Transfer and Servicing Agreement; and

                  WHEREAS, the Successor is an Eligible Servicer and desires to assume the performance of every covenant and obligation of the Servicer under the Transfer and Servicing Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, in consideration of the terms and conditions hereof and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned do hereby agree as follows:

                  Section 1. Definitions. All terms used in this Agreement (including in the preliminary statements to this Agreement) that are defined in the Transfer and Servicing Agreement have the meanings assigned to them therein, except to the extent such terms are amended or modified in this Agreement.

                  Section 2. Assumption of Transferor Obligations. The Successor hereby assumes and agrees to perform every covenant and obligation of the Transferor and the Administrator under the Transfer and Servicing Agreement. The Successor agrees that it shall be liable to the Noteholders, the Issuer, the Indenture Trustee and each Supplemental Credit Enhancement Provider for the performance of all such covenants and obligations in accordance with the terms of the Transfer and Servicing Agreement, whether such covenants or obligations arose prior to (or relate to actions taken or omitted prior to) the date of this Agreement or arise on or after (or relate to actions taken or omitted on or after) the date of this Agreement.

                  Section 3. Assumption of Servicer Obligations. The Successor hereby assumes and agrees to perform every covenant and obligation of the Servicer under the Transfer and Servicing Agreement. The Successor agrees that it shall be liable to the Noteholders, the Issuer, the Indenture Trustee and each Supplemental Credit Enhancement Provider for the performance of all such covenants and obligations in accordance with the terms of the Transfer and Servicing Agreement, whether such covenants or obligations arose prior to (or relate to actions taken or omitted prior to) the date of this Agreement or arise on or after (or relate to actions taken or omitted on or after) the date of this Agreement. On and after the date of this Agreement, the Bank shall be released from all of its covenants and obligations as Servicer under the Transfer and Servicing Agreement.

                  Section 4. Representations and Warranties of the Successor. The Successor hereby represents and warrants to the Issuer and the Indenture Trustee that:

                        (a) Organization and Good Standing. The Successor is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                        (b) Due Qualification. The Successor is duly qualified to do business, is in good standing (or is exempt from such requirements) and has obtained all necessary licenses and approvals required to conduct business in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under the Transfer and Servicing Agreement.

                        (c) Due Authorization. The execution, delivery and performance of this Agreement by the Successor and the consummation by the Successor of the transactions provided for in this Agreement have been duly authorized by the Successor by all necessary action on the part of the Successor.

                        (d) No Violation. The execution and delivery of this Agreement by the Successor, the performance by the Successor of the transactions contemplated by this Agreement and the fulfillment by the Successor of the terms of this Agreement will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Successor or any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Successor is a party or by which it or any of its properties is bound.

                        (e) Eligible Servicer. The Successor is an Eligible Servicer.

                  Section 5. Effectiveness. This Agreement shall become effective at the time of the merger of the Bank into the Succesor.

                  Section 6. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 7. Amendment. This Agreement may not be amended, supplemented or otherwise modified, and the terms of this Agreement may not be waived, except by a written instrument signed by all parties hereto.

                  Section 8. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile transmission to, sent by courier to or mailed by registered mail, return receipt requested, to (i) in the case of the Successor, White Clay Center Building 200, Route 273, Newark, Delaware 19711, telephone number (302) 575-5000, (ii) in the case of the Issuer or the Owner Trustee, the Corporate Trust Office of the Owner Trustee, and (iii) in the case of the Indenture Trustee, the Corporate Trust Office of the Indenture Trustee, or, as to each party, such other address as shall be designated by such party in a written notice to each other party.

                  Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when received and any notice delivered by hand or transmitted by telecommunications device shall be deemed to be given when so delivered or transmitted as applicable. Each party agrees that all notices or other communications permitted or required to be given to the Bank under the Transaction Documents shall be given to the Successor at the address set forth above or at such other address as the Successor may have furnished in writing to the appropriate party.

                  Section 9. Successors and Assigns. The obligations assumed pursuant to this Agreement may be assigned only in accordance with the Transfer and Servicing Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  Section 10. Counterparts. This Agreement may be executed and delivered in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

                  Section 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                  By its execution hereof, Chase Manhattan Bank USA, National Association, as Successor, hereby authorizes the Indenture Trustee and Collateral Agent to execute the acknowledgement to this Agreement on behalf of Bank One Issuance Trust.





                           [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                     CHASE MANHATTAN BANK USA, NATIONAL
                                     ASSOCIATION, as Successor


                                     By: /s/ Keith Schuck
                                         ------------------------------
                                         Name:  Keith Schuck
                                         Title: President


Acknowledged:


WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Indenture Trustee and Collateral Agent


By:   /s/ Cheryl Zimmerman
      ---------------------------------
      Name:   Cheryl Zimmerman
      Title:  Assistant Vice President